UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 7, 2019 (October 1, 2019)

EAGLE BULK SHIPPING INC.
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

300 First Stamford Place, 5th Floor
Stamford, CT 06902
(Address of principal executive offices, including zip code)

(203) 276-8100
Registrant’s telephone number, including area code

None
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement.

On October 1, 2019, Ultraco Shipping LLC (“Ultraco”), a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Company”), the Company, and certain initial and additional guarantors (collectively, the “Guarantors”) entered into a first amendment (the “First Amendment”) to that certain senior secured credit facility, dated as of January 25, 2019, by and among, Ultraco, as the borrower, the Company, the Guarantors, the lenders party thereto, the swap banks from time to time party thereto and ABN AMRO Capital USA LLC, as facility agent and security trustee (as amended, restated, amended and restated, supplemented or otherwise modified the “Credit Agreement”), primarily for the purpose of requesting Incremental Commitments (as defined below).

Pursuant to the First Amendment, Ultraco requested that the incremental lenders under the Credit Agreement make (i) incremental commitments (the “Incremental Commitments”) pursuant to the first of up to two increases in the term facility commitments and (ii) loans to Ultraco in up to two borrowings during the period from the effective date of the First Amendment to December 31, 2019 (the “First Incremental Commitment Availability Period”) in an aggregate principal amount equal to the lesser of (x) $34,320,000 and (y) the sum of 50% of the aggregate fair market value of certain additional vessels to be financed by such Incremental Commitments, plus 55% of the aggregate fair market value of any additional young vessels to be financed by such Incremental Commitments, and in any case in a maximum borrowed amount of $11,440,000 per Additional Young Vessel financed by the relevant borrowing (collectively, the “First Incremental Borrowings”). Ultraco must repay the aggregate principal amount of the First Incremental Borrowings in (i) sixteen consecutive quarterly principal repayment installments of an amount equal to $765,000 (subject to pro rata reduction if the total amount of the First Incremental Borrowings is less than $34,320,000) beginning on January 29, 2020 and occurring every 90 days thereafter and (ii) a final balloon payment in an amount equal to the aggregate principal amount of the First Incremental Borrowings on January 25, 2024, the maturity date of the Credit Agreement.

On October 4, 2019, pursuant to the Incremental Commitments, Ultraco borrowed $34,320,000 million, which the Company will use for general corporate purposes, including capital expenditures relating to the installation of exhaust gas cleaning systems, or “scrubbers.” The First Incremental Borrowings are secured by the three Ultramax vessels that the Company recently acquired and took possession -M/V Copenhagen Eagle, M/V Dublin Eagle and M/V Sydney Eagle.

The description of the Credit Agreement and the First Amendment is qualified in its entirety by reference to the text of the Credit Agreement and the First Amendment, which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

Matters discussed in this Current Report on Form 8-K may constitute forward-looking statements. Forward-looking statements reflect management's current expectations and observations with respect to future events and financial performance. Where the Company expresses an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, the Company's forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. The Company's actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including changes in the Company’s financial resources and operational capabilities and as a result of certain other factors listed from time to time in the Company's filings with the U.S. Securities and Exchange Commission. Furthermore, there can be no assurance that the syndication of the Facility will be successful or that the Facility will be obtained on the terms described above or ultimately entered into. The Company disclaims any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 7.01. Regulation FD Disclosure.

On October 7, 2019, the Company issued a press release relating to the First Amendment, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including the Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Credit Agreement, dated January 25, 2019, by and among Eagle Bulk Ultraco LLC, as borrower, the initial guarantors, as guarantors, Eagle Bulk Shipping Inc., as parent and guarantor, the lenders thereto, the swap banks party thereto., ABN AMRO Capital USA LLC, Credit Agricole Corporate and Investment Bank, Skandinaviska Enskilda Banken AB (PUBL) and DNB Markets Inc., as mandated lead arrangers and bookrunners, ABN AMRO Capital USA LLC, as arranger, ABN AMRO Capital USA LLC, as security trustee and ABN AMRO Capital USA LLC, as facility agent; incorporated by reference to Exhibit 10.46 to the Annual Report on Form 10-K of Eagle Bulk Shipping, Inc.; filed with the SEC on March 13, 2019; File NO. 001-33831.

10.2
First Amendment, dated October 1, 2019, by and among Eagle Bulk Ultraco LLC, as borrower, certain initial and additional guarantors, as guarantors, Eagle Bulk Shipping Inc., as apparent and guarantor, the lenders thereto, the swap parties thereto and ABN AMRO Capital USA LLC, as facility agent and security trustee.

99.1	Press Release, issued by Eagle Bulk Shipping, Inc., dated October 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

Date: October 7, 2019    By: /s/ Frank De Costanzo
Frank De Costanzo
Chief Financial Officer